December 7, 2007 Santander BanCorp (NYSE: SBP, Latibex: XSBP) Investor Presentation 3Q-2007

This presentation contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of Santander BanCorp that are subject to various risk factors and conditions which could cause actual results to differ materially from historical results or from past results contained herein. Such factors include, but are not limited to, the possibility that adverse general market macro-economic, governmental, legislative and regulatory conditions could develop, an adverse interest rate environment, competitive pressures, technological developments, the ability of management to effectively implement the Company's strategies, increases in delinquency rates of borrowers and other factors described in the Company's periodic filings with the U.S. Securities and Exchange Commission. Santander BanCorp is not under any obligation (and expressly disclaims any such obligation) to publicly update or revise its forward-looking statements or any information contained herein. Forward Looking Statements

Agenda Puerto Rico Introduction to Santander BanCorp Business Highlights Financial Performance Asset Quality Asset/Liability Management

Consumption spending Government Consumption Total Investment Net Exports 1997-2001 0.042 0.003 0.019 -0.035 2001-2006 0.036 0.007 -0.0004 -0.029 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 0 1 2 3 4 5 6 % real growth U.S. 0.0133 0.0154 0.0408 0.0663 0.0234 -0.0165 0.0389 0.0418 0.0527 0.0526 0.0109 0.0073 0.0044 0.0012 0.0745 0.0512 0.0408 0.0294 0.0412 0.0388 0.029 0.0017 0.0164 0.0339 0.0311 0.0348 0.0272 0.0431 0.044 0.0422 0.0452 0.0204 0.0072 0.0185 0.0389 0.033 0.0343 % real growth P.R. 0.081 0.061 0.051 0.051 0.013 -0.019 0.022 0.039 0.044 0.054 0.015 0.01 -0.026 -0.026 0.038 0.031 0.035 0.042 0.044 0.039 0.025 0.009 0.008 0.033 0.025 0.034 0.033 0.034 0.032 0.041 0.03 0.015 -0.003 0.021 0.028 0.02 0.007 Regional Economy of the U.S.(1) 1) Based on Puerto Rico's fiscal year which consists of the 12-month period ending in June 30th. The U.S. data was adjusted to make it comparable with Puerto Rico's fiscal year. The U.S. economic growth is based on the real growth rate of GDP, while Puerto Rico's growth is based on the real growth rate of GNP. GNP Components Contribution to Growth Highlights: Puerto Rico is a regional economy of the U.S. Its business cycle has moved in tandem with the U.S. cycle until recent years when the local economy began to experienced an economic slowdown and the U.S. a period of moderate economic expansion. One factor explaining Puerto Rico's recent economic downturn is the contraction in total investment since 2001. Meanwhile, consumer spending remained the main driver of the moderate economic growth during the first half of the 2000s. Puerto Rico - Economic Trends

Source: Puerto Rico Planning Board 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 2T07 % Crec. Indice Economico P.R. 0.092 0.068 0.016 -0.054 0.071 0.05 0.066 0.029 0.008 -0.019 -0.066 0.009 0.082 0.038 0.064 0.06 0.067 0.048 0.021 -0.003 0.036 0.031 0.039 0.042 0.036 0.04 0.027 0.04 0.029 -0.005 -0.003 0.021 0.024 0.015 -0.01 -0.027 % Crec. EE.UU 0.053 0.058 -0.005 -0.002 0.053 0.046 0.056 0.032 -0.002 0.025 -0.019 0.045 0.072 0.041 0.035 0.034 0.041 0.035 0.019 -2.40000000000001E-03 0.033 0.027 0.04 0.025 0.037 0.045 0.042 0.045 0.037 0.007 0.016 0.025 0.039 0.031 0.029 0.039 Calendar Year % Growth in P.R. Index of Economic Activity % Growth in U.S. real GDP Weak labor market Slowdown in commercial activity Contraction in construction Increase in total bankruptcies by 30% in the 3Q-07 compared to 3Q-06 Eroding purchasing power amidst rising inflation and sluggish growth in real wages Lower deposits and deterioration in credit quality leading to a surge in non- performing loans Summary of Current Economic Condition Evolution of P.R. and U.S. Economic Activity Data as of 2Q-07 shows that the local recession is persisting while the U.S. economic activity continued growing Puerto Rico - Economic Trends

Puerto Rico - Financial System 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 % Ch System 0.183 0.176 0.13 0.063 0.068 0.044 0.042 0.06 0.057 % Ch Santander 0.18 0.08 0.063 -0.036 -0.025 0.049 0.045 0.091 0.177 % Growth Total Loans (excl. Consumer Finance) 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 % Ch System 0.099 0.06 0.053 -0.002 -0.009 0.015 -0.006 0.021 0.054 % Ch Santander 0.133 -0.016 0.02 -0.121 -0.094 0.026 -0.019 0.065 0.161 % Growth Total Savings (Client Dep. + Mutual Funds)6 1) Total loans (incl. consumer finance) + client deposits + gross assets in mutual funds. 2) Retail assets under management at broker-dealer + gross assets in mutual funds. 3) Consumer loans at the Bank (excl. auto loans) + consumer finance loans. 4) Based on 1Q07 insurance and reinsurance commissions reported on FR Y-9C reports to the Fed. 5) Ranked from lowest to highest NPL/TL ratio. Based on FDIC data. 6) Client deposits exclude brokered CDs and Citibank P.R. Citi is excluded due to unusual deposit trends. Percentages correspond to market shares as of Sep-30-07. Ranking of Top 4 Financial Institutions Financial System (excl. Santander) Santander BanCorp Financial System (excl. Santander) Santander BanCorp

Non-Performing Loans - Total and Residential 3/3/2003 6/3/2003 9/3/2003 12/3/2003 3/4/2004 6/4/2004 9/4/2004 12/4/2004 3/5/2005 6/5/2005 9/5/2005 12/5/2005 3/6/2006 6/6/2006 9/6/2006 12/6/2006 3/7/2007 6/7/2007 9/7/2007 Santander 2.95 2.78 2.69 2.39 2.18 2.03 1.89 1.63 1.53 1.35 1.27 1.29 1.29 1.47 1.5 1.5 1.57 1.73 2.32 Sistema (incl. SBP & DRL) 2.76 2.556666667 2.704285714 2.622857143 2.518571429 2.4 2.298571429 2.347142857 2.338571429 2.307142857 2.307142857 2.218571429 2.042857143 2.117142857 2.52 2.561428571 2.964285714 3.354285714 3.942857143 Banco Santander Total Non-Performing Loans, % (FDIC Data) 9/2/2002 12/2/2002 3/3/2003 6/3/2003 9/3/2003 12/3/2003 3/4/2004 6/4/2004 9/4/2004 12/4/2004 3/5/2005 6/5/2005 9/5/2005 12/5/2005 3/6/2006 6/6/2006 9/6/2006 12/6/2006 3/7/2007 6/7/2007 9/7/2007 Santander 0.69 0.38 1.18 1.21 1.26 0.93 0.73 0.69 0.48 0.58 0.61 0.68 0.75 0.9 1.24 1.38 1.47 1.6 1.54 1.8 1.89 Sistema (excluyendo Santander) 2.94 2.95 3.12 3.29 3.51 3.32 3.19 3.43 2.88 2.93 2.87 2.94 2.86 3.13 3.17 3.24 3.53 3.56 3.92 4.18 5.07 Banco Santander Residential Non-Performing Loans, % (FDIC Data) Non-Performing Loans: Santander vs. Industry Avg. * The system is estimated as the average of the 10 commercial banks in Puerto Rico excluding Banco Santander Puerto Rico (BSPR). Citibank Puerto Rico is excluded due to insufficient information. Source: FDIC. Banking System (excl. Santander) Banking System (excl. Santander)

Non-Performing Loans: Commercial + Ind. and Consumer 3/3/2003 6/3/2003 9/3/2003 12/3/2003 3/4/2004 6/4/2004 9/4/2004 12/4/2004 3/5/2005 6/5/2005 9/5/2005 12/5/2005 3/6/2006 6/6/2006 9/6/2006 12/6/2006 3/7/2007 6/7/2007 9/7/2007 Santander 4.11 3.85 3.5 3.47 3.47 3.67 4.23 3.3 2.92 1.92 1.61 1.6 1.41 1.6 1.68 1.62 2.22 2.24 1.29 Sistema (incl. SBP & DRL) 3.03 2.91 2.93 2.99 3.02 2.52 2.66 2.5 2.35 2.21 2.27 2.21 2.8 1.8 1.91 2.41 2.55 4.61 4.16 Banco Santander Comm. + Ind. Non-Performing Loans, % (FDIC Data) 3/3/2003 6/3/2003 9/3/2003 12/3/2003 3/4/2004 6/4/2004 9/4/2004 12/4/2004 3/5/2005 6/5/2005 9/5/2005 12/5/2005 3/6/2006 6/6/2006 9/6/2006 12/6/2006 3/6/2007 6/6/2007 9/7/2007 Santander 3.32 2.72 2.72 2.32 2.22 1.7 1.43 1.29 1.18 1.15 1.07 0.89 0.89 0.78 0.84 0.94 1.07 1.06 1.11 Sistema (incl. SBP & DRL) 2.05 2.025 1.641428571 1.691428571 1.322857143 1.224285714 1.144285714 1.281428571 1.147142857 0.924285714 1.238571429 1.211428571 1.158571429 1.508571429 1.641428571 1.715714286 1.504285714 1.614285714 1.587142857 Banco Santander Consumer Non-Performing Loans**, % (FDIC Data) * The system is estimated as the average of the 10 commercial banks in Puerto Rico excluding Banco Santander Puerto Rico (BSPR). Citibank Puerto Rico is excluded due to insufficient information. Source: FDIC. **Include loans to individuals other than credit cards plans for all banks. Non-Performing Loans: Santander vs. Industry Avg. Banking System (excl. Santander) Banking System (excl. Santander)

Agenda Puerto Rico Introduction to Santander BanCorp Business Highlights Financial Performance Asset Quality Asset/Liability Management

+ 520,000 clients / $14.2 billion in customer financial assets $9.2 billion in assets / $7.0 billion in gross loans $6.1 billion in deposits / $530 million in equity $456 million in mkt. cap.(1) / 6.54% dividend yield 2004-2006 Bank of the Year in Puerto Rico by The Banker 2003-2004 and 2006 Best Internet Bank by Global Finance 2007 Best Puerto Rico Bank by Global Finance (1) Market capitalization as of Nov-30-2007. Franchise in Puerto Rico (as of Sep-30-07) 30-year presence in Puerto Rico 1976 1978 1990 1994 1996 2003 2006 East 30 328 3580 4505 5271 7367 9188 Key Historical Dates and Asset Growth ($ in millions) 1976 1978 1990 1994 2003 2006 1996 Acquisition First Natl Bank of P.R. Banco Credito Ahorro Ponceno Acquisition Caguas Federal Merger Santander Natl Bank Acquisition Banco Central Hispano Acquisition Santander Securities Acquisition Island Finance Santander BanCorp Headquarters, San Juan, Puerto Rico.

COMMERCIAL BANKING WEALTH MANAGEMENT INSURANCE CONSUMER Santander Securities Santander Insurance Santander Financial Broker-Dealer Agency Island Finance Santander Mortgage Santander Int. Bank Mortgage Bank Int'l Bank (IBE) Santander Asset Mgmt. Mutual Funds MORTGAGE BANKING Banco Santander Commercial Bank 91% owned by Santander (Spain) Corporate Structure Banco Santander Credit Cards & Pers. Loans

(1) Ranked by market cap as of Oct-30-07. Founded in 1857 1st in EuroZone and among top 10 in the world(1) Global reach: + 40 countries, 69 million clients, and 10,500 branch offices $1.2 trillion in total assets as of Sep-30-07 $60.4 BN in equity as of Sep-30-07 $9.0 BN in net income in as of Sep-30-07, up 44% 24.8% stake in Sovereign Bank +$134 billion in market cap (as of Nov-28-07) Puerto Rico among oldest international investments Highlights on Santander (Spain) United Kingdom Customers: 16.9 million Branches: 712 Latin America Customers: 23.1 million Branches: 4,333 Santander (Spain): Majority Shareholder Main Business Regions (2006 data) Continental Europe Customers: 12.3 million Branches: 5,450

Santander: Debt Ratings

13

Santander BanCorp				
	Long-Term	Short-Term*	Outlook	Last Ratings Update
S&P	A	A-1	Stable	May-29-07
Fitch	AA-	F1+	Stable	Jun-12-07
Moody's (BSPR only)	A2	n.a.	Negative	Nov-29-07

Santander (Spain)				
	Long-Term	Short-Term*	Outlook	Last Ratings Update
S&P	AA	A1+	Stable	May-29-07
Fitch	AA	F1+	Stable	Jun-08-07
Moody's	Aa1	P1	Stable	Jul-17-07
DBRS	AA	R1 (high)	Stable	Jun-12-07

* The highest rating levels for short-term debt are: 'A1' for S&P; 'P1' (Prime-1) for Moody's, 'F1' for Fitch and 'R1' for DBRS.
Source: SNL. Data downloaded on Jun-26-07.

Santander

150 AÑOS

Drivers 2007 2009 2010 Business Plan Goals Consolidate as the 2nd leading financial services franchise in Puerto Rico Retail 20.10 Project Goal Best Retail Financial Institution in Puerto Rico 2008 Financial Goals Franchise Goals Business Plan Profitability ROE > 15% Efficiency Ratio < 55% Client base penetration: >80% activity index and >50% loyalty index Human Resources Santander brand Efficiency and Quality Installed Capacity Core Competencies Expand NIM Maintain asset quality Contain expenses Cross-sell & fee income Take advantage of deposit franchise & funding mix Priorities Asset Quality Clients & Cross-sell Net Interest Margin Fee Income Expense Control Funding Mix / Deposit Franchise

Agenda Puerto Rico Introduction to Santander BanCorp Business Highlights Financial Performance Asset Quality Asset/Liability Management

Total Island Fianance Clientes 664368 157063 High Income Middle Income Mass Market Institutional SUB-TOTAL Total Banco Corporativo Institucional Empresas Pymes MM RM RA Clientes 507305 379 870 2404 21335 308725 123958 49634 Small Business Middle Market Island Finance TOTAL Client Base: Note: Figures for cross-selling ratios do not include Island Finance. Corporate 482,317 (95%) 24,988 (5%) Businesses Individuals Activity Index1: Loyalty Index2: Clients, Cross-Sell and Distribution Cross-Sell Ratios1: Banking Branches: 61 Consumer Finance Stores: 69 Mortgage Centers: 33 Wealth Mgnt. Offices: 4 Insurance Offices: 2 Telephone Banking (Bank call ctrs.): 1 ATMs: 142 Distribution Channels: (As of Sep-30-07) 68% 40% 92% 23% 88% 28% 41% 66% 79% 57% 66% 80% 77% 30% 66% 81% Activity index represent active clients (min. 3 transaction in last 90d.for individuals and 15 transactions for businesses) as a percent of total clients. Loyalty index is loyal clients as a percent of active clients. Loyal clients are: individuals with a deposit account + debit card + an additional 1-3 products; small business with deposit account + cash mgmt or 10 transactions + 1 additional product; middle market with 3 of any 6 products; and institutional and corporate with 3 of any 7 products.

Business Volume + 5% year over year loan growth 2Q 2005 3Q 2005 4Q 2005 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Total Loans 6021 6204 6022 6756 6500 6690 6944 7044 7011 7044.803 + 5% or $355 millions Total Loans 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 IF 598.96 630.43 638.25 625.3 610.107 610.547 608 Consumer Finance Loans - 5% or -$30 millions $ in Millions

Business Volume 2Q 2005 3Q 2005 4Q 2005 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Mtge Prod 205.1 179.54 191.146 183.17 246.301 237.687 244.47 178.07 164.259 126 Mortgage Production $ in Millions 2Q 2005 3Q 2005 4Q 2005 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Servicing 1984.1 2101.961 2260.513 2372.46 2570.15 2780 2967.4 3097.42 3216.402 3259.5 Servicing Portfolio(1) (1) Includes mortgages service for Banco Santander P.R. and third parties. - 47% or -$120 million + 17% or $690 million Mortgage production declined with the implementation of a tighter underwriting policy. Servicing increased 17% on a year to year basis.

Business Volume 3Q 2005 4Q 2005 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Broker Dealer 4952.68 4923.18 5002.5 4853.09 5117.015 5648.342 5845.612 5906.558 5959 Asset Management 2892 2795.42 2940.68 2745 2795 2925.971 2996.812 3040.699 3152 Wealth Management $ in Millions 3Q 2005 4Q 2005 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Brokers 47 52 49 50 53 62 60 58 58 Num. of Financial Consultants(2) + 15% or $1,199 millions + 5 New Consultants (1) Mutual funds and other assets managed. (2) Registered financial consultants. Asset Management(1) Retail-Broker Dealer +15% in wealth management assets year over year

Agenda Puerto Rico Introduction to Santander BanCorp Business Highlights Financial Performance Asset Quality Asset/Liability Management

Santander BanCorp - Historical Performance Total Assets ($ in Millions) 2003 2004 2005 2006 YTD-06 YTD-07 Assets 7366.7 8323.6 8271.9 9188.168 9178 9275 Net Income ($ in Millions) 2003 2004 2005 2006 YTD-06 YTD-07 Net Income 39.819 86.928 79.806 43.169 33.109 -34.274 11.6 Years 2003 - 2006 Results from operations reflects a GAAP net loss of $34.3 million as of September 2007. The Corporation net loss included: $39.7 million of goodwill and trade name impairment charges and a $6.1 million after-tax compensation expense associated with two employees incentive programs sponsored and reimbursable by Santander Group. The non-GAAP result for the nine-month, excluding these two events, is $11.6 million. $11.6 GAAP Non-GAAP

Assets Commercial Mortgage Consumer 4Q06 3038.094 2728.306 1278.403 18% 39% 43% Loan Portfolio US Agencies MBS Other 4Q06 705.989 597.413 157.174 11% 41% 48% Other MBS U.S. Agencies Investment Portfolio Portfolio: Yield: 4.5% Duration: 2.8 yrs. (As of Sep-30-07) Consumer Mortgage Commercial Sep-06 Sep-07 Loans 6.6 6.9 Investments 1.57 1.52 Cash + Others 1.01 0.83 Loan Portfolio Investment Portfolio Cash + Other Asset Growth and Composition $9.18 $9.25 + 0.7% % Change 3Q06 vs. 3Q07: Loan Portfolio: + 4.6% Inv. Portfolio: - 3.4% $ in Billions 72% 17% 11% 75% 16% 9%

2003 2004 2005 2006 YTD-06 YTD-07 NIM 0.0342 0.0333 0.0302 0.0363 0.0361 0.0376 NIM w/o Island Finance 0.0293 0.0302 Net Interest Margin* + 15 bps increase in NIM year over year * On tax equivalent basis. + 15 bps

Fee Income Fee Income Growth and Composition ($ in Millions) 2004 2005 2006 YTD-06 YTD-07 Bank Fees 38.98 42.27 49.08 35.243 34.162 Wealth Mgnt Fees 46.08 45.66 45.24 34.382 39.629 Insurance Fees 5.03 7.36 11.74 8.695 9.457 $90.1 $95.4 $106.0 $78.3 $83.2 CAGR: 8.5% 6.3% + 6.3% year over year in fee income as of September 2007 Insurance Fees Wealth Mgmt. Fees Bank Fees 46% 43% 11% Dist. % 41% 48% 11% Dist. % 11% 44% 45%

Expense Control 2004 2005 2006 YTD-06 YTD-07 Gastos Totales 215.5 220.26 221.2 0 172.7 171.2 $ in Millions CAGR: 1.3% Expense growth declined after excluding extraordinary expenses related to the incentive plans and Island Finance goodwill and trademark impairment charges* *Adjustments include costs of personnel reduction program ($1.9M in 2004, $1.1M in 2006, $9.5M in 2006) and cost of long-term incentive plan ($0.81M) in 2006. Operating expenses as of Sept. 2007 includes a $39.7M adjustment for Island Finance goodwill and trade name impairment charges and $10.1M of the incentive plans to be reimbursed by Santander Group. Expenses as of September 2006 excludes $31.8M of operating expenses from Island Finance. Impairment charges did not result in cash expenditures and will not result in future cash expenditure. -0.9%

Income Statement as of Sep-2007 Extraordinary expenses and higher provisions main factors that affected earnings

Agenda Puerto Rico Introduction to Santander BanCorp Business Highlights Financial Performance Asset Quality Asset/Liability Management

Reserves for Loan Losses to NPLs (Coverage) Non-Performing Loans: Total Portfolio Net-Charge Off Ratio: Total Portfolio Total Loan Portfolio (as of Sep-07) Commercial Residential Mortgages Consumer Loan Portfolio 3039 2728 1278 Commercial* $3,039 43% Consumer** $1,278 18% Mortgages (Residential & Comm.) $2,728 39% $7,045 $ in Millions * Includes: SBA, Middle Market, Corporate, Construction and others ** Includes Island Finance (consumer finance) and consumer lending at Banco Santander. Mortgage 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NPLs/TL 0.0157 0.0147 0.0127 0.0115 0.0122 0.011 0.0168 0.0163 0.0154 0.0168 0.0195 0.028 NPLs/TL w/o IF 0.0122 0.0073 0.013 0.0117 0.013 0.0145 0.0162 0.0249 NPLs / Total Loans w/o Consumer Finance (dba Island Finance) Mortgage 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Coverage 0.7905 0.8155 0.8564 0.9282 0.9072 1.1803 0.8009 0.8653 1.0001 0.9707 0.9339 0.7333 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NCOS 0.0045 0.0049 0.0052 0.0027 0.0027 0.0029 0.0099 0.0084 0.009 0.008 0.0103 0.0173 NCOS w/o IF 0.0027 0.0047 0.012 0.0078 0.0038 0.005 0.0054 0.0092 NCOs / Avg. Loans w/o Consumer Finance (dba Island Finance) 128% Coverage Ratio excl. real estate secured NPLs in 3Q07

Loan Loss Provision / Net Charge-offs ($ in millions) Loan Loss Provision (as of Sep-07) $ in Millions 2005 2006 3Q-07 Provision 20.4 65.583 100.2 Prov/NCO 0.91 1 1.59 Prov/NCO 22.375 65.009 62.85 Provision for loan losses Provision / Net Charge-offs Net Charge-offs

Commercial NPLs Ratio (incl. real estate collateral) Net-Charge Offs Ratio: Commercial Portfolio Balance and Yield ($ in millions) Commercial Loan Portfolio (as of Sep-07) Middle Mkt & SBA Corporate Construction Others Loan Portfolio 1622 632.13 500.33 262 Middle Mkt.* $1,610 54% Other* $255 8% Construction $493 16% $3,039 $ in Millions * Includes: agricultural, SBA, factor liens, leasing and others. Middle market includes small business. ** Does not include adjustment for commercial loans secured by mortgages settled with two unrelated financial institutions in 2005 and 2006. *** Based on average balances. Corporate $681 22% 2004 2005 2006 3Q-07 Total Commercial Loans* 3514 3307 3058 3039 Portfolio Yield** 0.0427 0.0564 0.0691 0.0696 Period End Balance** Yield*** Commercial 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NPLs/TL 0.0194 0.0178 0.0146 0.0133 0.0138 0.0133 0.0158 0.0156 0.0141 0.016 0.0171 0.034 Commercial 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NCOS ratio 0.0038 0.0043 0.002 0.001 0.001 0.0002 0.0087 0.0018 0.0011 0.0027 0.0025 0.0089 Total Commercial NCOs / Avg. Commercial Loans

Mortgage NPLs Ratio** (Residential and comm. only) Net Charge-Offs: Residential Mortgage Portfolio Balance and Yield ($ in millions) Residential Mortgage Portfolio (as of Sep-07) Mortgage 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NPLs/TL 0.0078 0.0082 0.0096 0.0088 0.0108 0.0106 0.0103 0.0248 0.0193 0.0131 0.016 0.0271 LTV FICO Debt/Income Total Mortgage Portfolio* 90 691 85 Seviced by BSPR Serviced by Others Mortgage Portfolio 2317 407 Mortgages Serviced by Santander $2,317 85% $2,724 $ in Millions Mortgages Serviced by Others $407 15% * Based on average balances. ** Includes residential and commercial mortgages only. Excludes commercial with real estate collateral and consumer finance mortgages. 2004 2005 2006 3Q-07 Total Mortgage Portfolio* 1591.08 2147.48 2654.54 2724 Portfolio Yield 0.0636 0.0588 0.0604 0.0613 Period End Balance Yield* Mortgage 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NPLs/TL 0 0 0 0 0 0 0 0 0 0.0017 0 0.0009 Residential Mortgage NCOs / Avg. Mortgage Loans

Consumer NPLs Ratio** Net-Charge Offs: Consumer Portfolio Balance and Yield ($ in millions) Consumer Loan Portfolio (as of Sep-07) Personal Loans Credit Cards Consumer Finance Consumer Portfolio 438 232 608 Personal Loans (BSPR) $438 34% Consumer Finance (dba Island Finance) $608 48% $1,278 $ in Millions Credit Cards (BSPR) $232 18% Total Consumer NPLs / Consumer Loans w/o Consumer Finance (dba Island Finance) LTV FICO Debt/Income Total Mortgage Portfolio* 90 691 85 2004 2005 2006 3Q07 Total Consumer Portfolio* 454.26 567.2 1231.48 1278.403 Total Portfolio Yield** 0.109 0.0952 0.1649 0.1712 Period End Balance (Incl. Consumer Finance in 2006) Yield* Consumer 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NPLs/TL 0.0152 0.0125 0.0103 0.009 0.0085 0.005 0.0329 0.0181 0.0062 0.027 0.0329 0.037 NPLs/TL w/o IF 0.0085 0.0105 0.0106 0.0107 0.0126 0.0133 0.0128 0.0153 Total Consumer NCOs / Avg. Consumer Loans w/o Consumer Finance (dba IF) Consumer 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NPLs/TL 0.0232 0.0249 0.0424 0.0248 0.0238 0.0222 0.0327 0.0414 0.0828 0.0345 0.0513 0.0719 NPLs/TL w/o IF 0.0234 0.0217 0.0257 0.0328 0.0298 0.0408 0.0438 * Based on average balances. ** Includes consumer mortgages and consumer finance mortgages. Avg. Loan: $11,000

Consumer Portfolio at BSPR (as of Sep-07) * Based on period end balances. ** Based on average balances. Credit Cards Portfolio ($ in Millions) 2004 2005 2006 3Q-07 Credit Cards Portfolio* 128.62 169.42 193.26 231.809 Total Portfolio Yield** 0.1328 0.1195 0.1473 0.1557 Settled Comm Loans 1057 638 Middle Mkt & SBA 1513 1644 1729 1686 Corporate banking 1598 1206 674 632 Construction 200 214 435 500 Others 203 243 219 197 Personal Loans Portfolio ($ in Millions) 2004 2005 2006 3Q-07 Personal Loans Portfolio* 319.2 397.17 412.95 438.649 Total Portfolio Yield** 0.0996 0.0845 0.0939 0.1055 Settled Comm Loans 1057 638 Middle Mkt & SBA 1513 1644 1729 1686 Corporate banking 1598 1206 674 632 Construction 200 214 435 500 Others 203 243 219 197

Consumer Finance NPLs Ratio** Net-Charge Offs: Consumer Finance Portfolio Balance and Yield ($ in millions) Consumer Finance Loan Portfolio (as of Sep-07) Personal Loans Credit Cards Sales Finance Consumer Portfolio Finance 410 157 40 Small Loans (<$5K) $410 67% Sales Finance $40 7% $607 $ in Millions Real Estate $157 26% LTV FICO Debt/Income Total Mortgage Portfolio* 90 691 85 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Total Consumer Finance Portfolio* 598.96 630.43 638.25 625.27 612.45 613.92 607.943 Total Portfolio Yield** 0.2255 0.2368 0.2202 0.2201 0.2352 0.2265 0.2256 Period End Balance Yield* Consumer Finance 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NPLs/TL 0.0494 0.053 0.0424 0.0396 0.0415 0.0548 0.0609 Consumer Finance NCOs / Avg. Consumer Finance Loans Consumer Finance 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NCOs Ratio 0.0189 0.0431 0.0559 0.1297 0.0389 0.0628 0.1031 * Based on average balances. ** Includes consumer finance mortgages. Avg. Loan: $3,600

Average FICO Scores in Consumer Portfolio (Sep-30-07) Residential Mortgages** Consumer Finance Personal Loans at BSPR Credit Cards Others Balances 2724 607 391 232 9 Fico Scores 691 646 714 721 Period End Balances Average FICO Score* * Average score excludes unscored loans. ** Includes only the portfolio serviced by Santander. $ in Millions 40

Agenda Puerto Rico Introduction to Santander BanCorp Business Highlights Financial Performance Asset Quality Asset/Liability Management

Interest Rate Risk September 30, 2007 $ in Millions -200 BP's -100 BP's -50 BP's Base Case +50 BP's +100 BP's +200 BP's Gross Interest Margin 376.3 354.6 343.5 332 320.1 308 285.5 Sensitivity 44.3 22.6 11.5 0 -11.9 -24 -46.5

Investment Portfolio (September 30, 2007)

Diversified Funding Mix Important Contribution to Net Interest Margin 5.32% 1.23% Historical spread is 300 basis pts. below wholesale funding cost Libor 1m Retail Cost DDA & Savings CDs & IRAs Fed Funds, ST, Repos & CP Bkd. CDs LT Repos Wholesale Dep. Mkt Share 4q06 0.29 0.14 0.16 0.19 0.09 0.13 Wholesale Dep./ Borrowings 13% DDA & Savings 29% Funding Mix 3Q07 CDs & IRAs 14% Retail DDA/Savings vs. Wholesale Alternative Cost LT Repos/Notes 9% Bkd. CDs 19% Fed Funds, ST Repos & CP 16% Avg. Cost: 4.81% Value of Client Deposit Franchise

Capital Structure and Ratios Leverage Tier 1 Total Capital FDIC Well Capitalized 0.05 0.06 0.1 Santander 0.0544 0.0761 0.1069 BSPR 0.068 0.0956 0.1081 BSPR Santander BanCorp 3Q07 FDIC Well-Capitalized Banks Criteria* 6% 5% 10% Equity Subordinated Debt Trust Pfds Capital Structure 571.846 125 125 Regulatory Santander BanCorp Capital Structure Sub-Debt $125 15% Common Equity $530 70% Trust Preferred $125 15% $ in Millions *Top criteria used by the FDIC to assess capital position of banks. Banks classified as Well Capitalized belong to FDIC's Group 1 of its capital group assessments and are considered to be more than adequately capitalized.